VESSELS UNDER CONSTRUCTION	12 Months Ended
Dec. 31, 2012
VESSELS UNDER CONSTRUCTION
VESSELS UNDER CONSTRUCTION

10. VESSELS UNDER CONSTRUCTION

The movement of the vessels under construction as of December 31, 2012 was as follows:

	Kamsarmax Vessels	Post-Panamax Vessel	Handysize Vessels	Total
Balance January 1, 2011	$6,229	$7,798	$18,226	$32,253
Advance payments in cash	35,000	28,600	19,350	82,950
Progress payment payable for vessels under construction	-	-	7,400	7,400
Capitalized expenses	3,609	2,310	1,968	7,887
Impairment loss	-	-	(5,530)	(5,530)
Transfer to vessels’ cost	(44,838)	(38,708)	(34,359)	(117,905)
Balance December 31, 2011	$-	$-	$7,055	$7,055
Capitalized expenses	-	-	185	185
Disposals — Discontinued operations	-	-	(7,240)	(7,240)
Balance December 31, 2012	$-	$-	$-	$-

The Company purchased a 92,000 deadweight ton (“dwt”) newbuild Post-Panamax vessel from a shipyard in South Korea for $37,000. The vessel, named the Newlead Endurance, was delivered in June 2011 and the total cost (including capitalized interest) of $38,708 was transferred to vessels.

The Newlead Gujarat was delivered in November 2011. The total cost of $44,838 was transferred to the vessel Newlead Gujarat.

As further explained in Note 11 “Vessels and Other Fixed Assets, Net”, in July 2010, the Company acquired two newbuildings and recognized purchase option liabilities of $3,973, with respect to the charterers’ 50% purchase option on these two hulls. The fair value as of the acquisition date of these two newbuildings was $9,588. In July 2011, the Navios Serenity, one of the two Handysize newbuilding vessels of 35,000 dwt, was delivered from a Korean shipyard and the total cost transferred to vessels was $34,359.

As of December 31, 2011, the Handysize Hull 4029 was tested for impairment and an impairment charge of $5,530 was recorded. As a result, as of December 31, 2011, total fair value of deposits for this Hull was $7,055 and the remaining commitments for delivery of this vessel amounted to approximately $19,350.

On February 20, 2012, the Company received a default letter from the yard in respect of the delay of the payment of an installment of $7,400 after the completion of the “steel cutting” in September 2011 for the Handysize Hull 4029. On May 22, 2012, the Company signed an agreement with the shipbuilder and the Shipbuilding Contract with SPP Shipbuilding Co., Ltd., the prior contract with the yard, was terminated and ceased to be valid. Under this agreement, the Company and the yard mutually waived all rights and released and discharged each other from all liabilities, obligations, claims and demands. This agreement resulted in the Company being released from the $7,400 liability to the yard and the $7,240 write-off of the balance of the vessel under construction. In addition, on May 22, 2012, the Company was released from its obligations under the related Handysize Syndicate Facility Agreement for the Handysize Hull 4029, which were $5,492 (see Note 15). Furthermore, the obligation under the purchase option liability of $1,779 was written off upon the termination of the shipbuilding contract. The net gain resulting from these transactions and any other costs related to the sale amounted to $7,424 and is included in Loss from discontinued operations.